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Scudder Quantitative Equity Fund

Investment and Institutional Classes

Annual Report

December 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Quantitative Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

Quantitative Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Quantitative Equity Fund	Nasdaq Symbol	CUSIP Number
Investment Class	DBQVX	055922652
Institutional Class	DBQIX	055922645

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2002

Average Annual Total Returns*
Scudder Quantitative Equity Fund	1-Year	3-Year	Life of Class**
Investment Class	-23.09%	-13.62%	-5.80%
S&P 500 Index+	-22.10%	-14.55%	-8.41%
	1-Year	3-Year	Life of Class***
Institutional Class	-23.14%	-13.55%	-13.55%
S&P 500 Index+	-22.10%	-14.55%	-14.55%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 12/31/02	$ 7.15	$ 7.18
12/31/01	$ 9.52	$ 9.58
Distribution Information: Twelve Months: Income Dividends	$ .18	$ .20

Investment Class Lipper Rankings* - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	285	of	470	61
3-Year	181	of	310	59

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Quantitative Equity Fund - Investment Class [] S&P 500 Index+

Comparative Results*
Scudder Quantitative Equity Fund		1-Year	3-Year	Life of Class**	Life of Class***
Investment Class	Growth of $10,000	$7,691	$6,444	$7,990	-
	Average annual total return	-23.09%	-13.62%	-5.80%	-
Institutional Class	Growth of $250,000	$192,150	$161,525	-	$161,525
	Average annual total return	-23.14%	-13.55%	-	-13.55%
S&P 500 Index+	Growth of $10,000	$7,790	$6,239	$7,194	-
	Average annual total return	-22.10%	-14.55%	-8.41%	-

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 31, 1999. Index returns begin March 31, 1999.
*** The Class commenced operations on December 31, 1999. Index returns begin December 31, 1999.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder Quantitative Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Quantitative Equity Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Effective November 29, 2002 the following people handle the day-to-day management of the Portfolio. Prior to that date, Eric Lobben and Manish Keshive handled the day-to-day management of the portfolio.

Portfolio Management Team

David Koziol, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2001 as head of Global Quantitative Equity Research and the fund in 2002.

• Head of Global Quantitative Equity Strategies: New York.

• Previously served as principal in the Advanced Strategies and Research Group at Barclay's Global Investors, where he developed quantitative equity, fixed income and hedge fund products, and as an investment banker at Salomon Brothers.

• MBA, Massachusetts Institute of Technology.

Michael S. Patchen

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2002.

• Head of Global Quantitative Equity Portfolio Management: New York.

• Over six year of investment industry experience.

• BS, The Wharton School, University of Pennsylvania.

Joshua Feuerman, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2002.

• Director of Investment Product Strategies: New York.

• Over 12 years of investment industry experience.

• MBA, University of Chicago.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche Quantitative Equity Fund to Scudder Quantitative Equity Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment or the way the fund is managed.

In the following interview, the portfolio management team discusses Scudder Quantitative Equity Fund's strategy and market environment during the 12-month period ended December 31, 2002 and offers an outlook for the months ahead.

Q: How did Scudder Quantitative Equity Fund perform in 2002?

A: Scudder Quantitative Equity Fund slightly underperformed its unmanaged benchmark, the Standard & Poor's 500 Index,1 for the 12 months ended December 31, 2002. The fund produced a return of -23.09% (Investment Class shares) and -23.14 (Institutional Class shares) for the fiscal year, as compared with -22.10% for the benchmark. The fund also underperformed the Lipper Large-Cap Core Funds Average2 annual return of -21.74%. The broad-based S&P 500 Index is a group of large-company stocks that is not available for direct investment.

1 "S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund's investment advisor. S&P 500® Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Index returns do not reflect expenses, which have been deducted from the fund's return.
2 Lipper figures represent the average of the total returns, reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Q: What were the primary investment strategies you applied over the 12 months?

A: The fund seeks a total return greater than that of the S&P 500 Index by following a quantitative strategy that integrates an exposure to the S&P 500 Index with investments in the stocks of acquisition targets.3 To pursue its goal of tracking the S&P 500 Index, the fund invests in derivatives and common stocks of S&P 500 companies. To seek returns in excess of the S&P 500 Index, the fund buys shares of companies that are acquisition targets based on specific events that trigger a merger arbitrage opportunity. The goal is to capture the difference between the target's post-bid share price and the target's expected fixed payout. These investments are made based on our own proprietary quantitative models. These shares are sold when the acquisition is consummated or the transaction is abandoned.

3 The fund may invest in derivatives that may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivative positions. Mergers and acquisition transactions may be renegotiated, terminated or delayed and in the event that these transactions fail to close or close at a less than expected price per share, the fund may realize losses or a lower return than expected.

The fund did not participate in any merger deals in the 12 months ended December 31, 2002, as our proprietary quantitative models, coupled with concerns over corporate accounting and balance sheet accuracy, put such investments on pause. So too, did the fund's strict criteria in its disciplined merger arbitrage investment approach. For example, the fund purchases only the stock of an announced target company. It also invests only in merger deals that are made with financing of at least 50% cash. Finally, the fund usually invests in acquisition targets with a minimum market capitalization of $500 million, although shares of smaller companies may be purchased.

Q: What were the primary factors affecting the US equity markets during the past year?

A: US equities declined for the third consecutive year, something that has not occurred for the broad market in more than 60 years. However, the S&P 500 Index saw divergent performance within the annual period.

During the first quarter, the S&P 500 Index rose 0.28%, as equities struggled to maintain the momentum of the fourth quarter of 2001. Equities declined soon after the beginning of the first quarter with the decline continuing through mid-February. A rally then started, as the prospects for renewed economic growth rose. Equities responded favorably to statistics that showed the US economy growing at a 1.7% rate during the fourth quarter of 2001 fueled by consumer and government spending. The equity rally lasted into March before faltering during the last two weeks of the first quarter. In the aftermath of the Enron collapse, a credit crunch impacted many companies associated with aggressive accounting practices, including some of the information technology and telecommunications leaders of the late 1990s.

During the second quarter, the S&P 500 Index was down 13.40%, as equities generally declined to levels not seen since lows reached last September after the terrorist attacks on the US. The second quarter decline continued almost unabated with only a slight bounce in early May. Equity markets were severely affected by the growing scandal over corporate accounting practices and continuing credit concerns. Ongoing threats of terrorism, geopolitical instability and questions about the reliability of corporate earnings reports also hung over the markets. With first quarter US Gross Domestic Product (GDP) growth revised up to 6.1%, expectations for a "double-dip" recession abated, yet investors shrugged off the improving economic climate and concentrated on the almost daily doses of negative headlines.

The S&P 500 Index was down 17.28% for the third quarter, as equities continued their broad-based decline. Equity markets had to endure the one-year anniversary of the September 11th attacks, the threat of war with Iraq, and lowered earnings forecasts from high-profile companies in multiple industries. After bottoming in early October, US equities rebounded sharply in the fourth quarter, with the S&P 500 Index up 8.44%. Even with the powerful rally, the debate continued about whether a true bottom had been reached. Uncertainty about the strength of the economic recovery acted as an overhang along with the growing expectation of war with Iraq. After three years of declines, general expectations at the end of the year were that most of the excesses of the 1990s had been erased, but that any sustained rally would require evidence of continued economic recovery and a dramatic absence of additional corporate scandals.

For the annual period overall, large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index4 and the Russell 2000 Index,5 respectively. Within the large-cap sector, value-oriented stocks outperformed growth-oriented stocks by approximately 2.74%, as measured by the S&P 500 Barra Value Index6 versus the S&P 500 Barra Growth Index.7

4 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.
5 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on market capitalization.
6 S&P 500 Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.
7 S&P 500 Barra Growth Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios.

Q: Which sectors within the S&P 500 Index were the best and worst performers?

A: For the 12 months, all sectors of the S&P 500 Index produced negative returns. Information technology and telecommunications services led the decline. Consumer staples, materials, energy, financials, and health care also declined, but outperformed the S&P 500 Index as a whole. The financials sector grew in weight within the S&P 500 Index through the annual period, accounting at December 31, 2002 for 20.5% of the Index's market capitalization.

During the fourth quarter, however, sector performance was positive across the board, with telecommunications services and information technology providing the best performance.

Q: How would you characterize the merger and acquisition environment during the year?

A: The pace of merger and acquisition activity was considerably less than robust during 2002, as acquirers dealt with the same concerns as the equity market itself - growing scandal over corporate accounting practices, continuing credit concerns, geopolitical instability and threats of war with Iraq. US merger and acquisition activity volume for 2002 was just $458 billion, its lowest since 1994. This represents an overall decline of nearly 41% since the end of 2001 and gave the US just 37% of the world's market share, down from 45% in 2001. The US was home to the year's largest transaction, the July announcement of Pfizer, Inc. to acquire the US-based Pharmacia for $61.3 billion.

The number of deals announced in the US in 2002 dropped 11% over the previous year. In fact, for the second consecutive year, merger and acquisition announced deals failed to even brush the 10,000 deal plateau, as 2002 saw 6,833 deals cross its table, compared to 2001's count of 7,676. This is the fourth straight year that the US has seen a decline in the number of domestic targets. Notably, the market share for European targets relative to the rest of the world gained, beating out the US for the first time since 1991.

The top ranked sector for announced US transactions in 2002 was health care. The financials sector claimed the top spot on a global basis, followed by energy and power.

Q: What is your outlook for US equities into 2003?

A: The US economic recovery has been modest, restrained by the unwinding of the excesses of the late 1990s boom and, more recently, by heightened geopolitical uncertainty. Looking ahead, we expect the economic recovery to gradually gather momentum in 2003 until above-trend growth is achieved in the second half of the year. Critical to this improvement is our assumption that no major adverse geopolitical shocks occur. We are also expecting macroeconomic policy to remain aggressively stimulative, with the Federal Reserve Board keeping interest rates low well into the new year, and federal tax cuts and spending hikes offsetting cutbacks at the state and local levels. Businesses should respond to diminished geopolitical uncertainty, improving profits, and the fading of corporate scandals by picking up the rate of hiring and investing. Consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts. We expect deflation concerns to fade as the recovery solidifies and we expect inflation to remain tame.

Equity markets, in our view, have returned to a range of plausible valuation, largely purging the excesses of the late 1990s. But equity markets are still not cheap, even if profits continue to recover as we expect. Indeed, at current valuations, equities are unlikely to come close on a sustained basis to providing the heady returns of the 1980s and 1990s.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Sector Diversification (Excludes Cash Equivalents)	12/31/02	12/31/01

Financials	19%	14%
Health Care	14%	11%
Information Technology	13%	14%
Consumer Discretionary	12%	9%
Industrials	11%	8%
Consumer Staples	9%	7%
Energy	5%	5%
Telecommunication Services	4%	5%
Materials	2%	2%
Other	11%	25%
	100%	100%

Sector diversification is subject to change.

Ten Largest Equity Holdings at December 31, 2002 (13.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	1.9%
2. General Electric Co. Industrial conglomerate	1.6%
3. Exxon Mobil Corp. Explorer and producer of oil and gas	1.6%
4. Wal-Mart Stores, Inc. Operator of discount stores	1.5%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	1.3%
6. Citigroup, Inc. Provider of diversified financial services	1.2%
7. Johnson & Johnson Provider of health care products	1.1%
8. American International Group, Inc. Provider of insurance services	1.0%
9. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.9%
10. Merck & Co., Inc. Producer of pharmaceuticals	0.9%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 34. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investment in the Quantitative Equity Portfolio, at value	$ 4,677,086
Due from Advisor	14,090
Other assets	3,323
Total assets	4,694,499
Liabilities
Payable for Fund shares redeemed	7,479
Other accrued expenses and payables	25,243
Total liabilities	32,722
Net assets, at value	$ 4,661,777
Net Assets
Net assets consist of: Distributions in excess of net investment income	(11,250)
Net unrealized appreciation (depreciation) on investments and futures	(297,531)
Accumulated net realized gain (loss)	(3,021,936)
Paid-in capital	7,992,494
Net assets, at value	$ 4,661,777
Net Asset Value
Investment Class Net Asset Value, offering and redemption price per share ($3,827,594 / 535,498 shares of capital stock, $.001 par value, unlimited number of shares authorized)	$ 7.15
Institutional Class Net Asset Value, offering and redemption price per share ($834,183 / 116,140 shares of capital stock, $.001 par value, unlimited number of shares authorized)	$ 7.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Net investment income allocated from the Quantitative Equity Portfolio: Dividends (net of foreign taxes withheld of $65)	$ 46,825
Interest	57,672
Expenses[a]	(37,096)
Net investment income allocated from the Quantitative Equity Portfolio	67,401
Expenses: Administrator service fees	16,106
Auditing	1,500
Legal	9,830
Trustees' fees and expenses	9,206
Reports to shareholders	35,847
Registration fees	22,448
Total expenses, before expense reductions	94,937
Expense reductions	(78,993)
Total expenses, after expense reductions	15,944
Net investment income (loss)	51,457
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments and futures	(1,109,617)
Foreign currency related transactions	(15)
(1,109,632)
Net unrealized appreciation (depreciation) during the period on: Investments	(540,845)
Futures	(36,996)
(577,841)
Net gain (loss) on investment transactions	(1,687,473)
Net increase (decrease) in net assets resulting from operations	$ (1,636,016)

a For the year ended December 31, 2002, the Advisor to the Quantitative Equity Portfolio waived fees of which $43,980 was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 51,457	$ 145,516
Net realized gain (loss) on investment transactions	(1,109,632)	(1,727,856)
Net unrealized appreciation (depreciation) on investment transactions during the period	(577,841)	500,194
Net increase (decrease) in net assets resulting from operations	(1,636,016)	(1,082,146)
Distributions to shareholders from: Net investment income Investment Class	(96,073)	(87,019)
Institutional Class	(29,059)	(32,652)
Fund share transactions: Proceeds from shares sold	1,225,566	6,486,210
Reinvestment of distributions	122,620	-
Cost of shares redeemed	(3,510,691)	(2,906,505)
Net increase (decrease) in net assets from Fund share transactions	(2,162,505)	3,579,705
Increase (decrease) in net assets	(3,923,653)	2,377,888
Net assets at beginning of period	8,585,430	6,207,542
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $11,250 and $58,165, respectively)	$ 4,661,777	$ 8,585,430

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class
Years Ended December 31,	2002	2001	2000[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.52	$ 11.00	$ 12.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.07[c]	.17[c]	.21[c]	.11
Net realized and unrealized gain (loss) on investment transactions	(2.26)	(1.51)	(.77)	2.29
Total from investment operations	(2.19)	(1.34)	(.56)	2.40
Less distributions from: Net investment income	(.18)	(.14)	(.07)	(.11)
Net realized gains on investment transactions	-	-	(.49)	(.17)
Total distributions	(.18)	(.14)	(.56)	(.28)
Net asset value, end of period	$ 7.15	$ 9.52	$ 11.00	$ 12.12
Total Return (%)[d]	(23.09)	(12.10)	(4.67)	23.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	6	3
Ratio of expenses before expense reductions (including expenses of the Quantitative Equity Portfolio) (%)	2.18	2.47	4.14	11.84*
Ratio of expenses after expense reductions (including expenses of the Quantitative Equity Portfolio) (%)	.90	.90	.90	.90*
Ratio of net investment income (loss) (%)	.80	1.66	1.90	2.39*
[a] The Fund's structure was changed from a stand-alone structure to a master-feeder structure on January 1, 2000.
[b] For the period March 31, 1999 (commencement of operations) to December 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized

Institutional Class
Years Ended December 31,	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.58	$ 11.02	$ 12.12
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.17	.34
Net realized and unrealized gain (loss) on investment transactions	(2.28)	(1.50)	(.88)
Total from investment operations	(2.20)	(1.33)	(.54)
Less distributions from: Net investment income	(.20)	(.11)	(.07)
Net realized gains on investment transactions	-	-	(.49)
Total distributions	(.20)	(.11)	(.56)
Net asset value, end of period	$ 7.18	$ 9.58	$ 11.02
Total Return (%)[b]	(23.14)	11.99	4.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8	3.6
Ratio of expenses before expense reductions (including expenses of the Quantitative Equity Portfolio) (%)	2.03	2.32	3.98
Ratio of expenses after expense reductions (including expenses of the Quantitative Equity Portfolio) (%)	.75	.75	.75
Ratio of net investment income (loss) (%)	.95	1.72	2.83
[a] Based on average shares outstanding during the period [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Quantitative Equity Fund ("Scudder Quantitative Equity Fund" or the "Fund"), a diversified series of the BT Investment Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Quantitative Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On December 31, 2002, the Fund owned approximately 100% of the Quantitative Equity Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers two classes of shares: Institutional and Investment Class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $2,892,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008, ($43,000), December 31, 2009, ($1,804,000), December 31, 2010, ($1,045,000) the expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $97,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. Distribution of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Capital loss carryforwards	$ 2,892,000

In addition, during the year ended December 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 125,132

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that Fund or class, while expenses which are attributed to the Trust or all classes within the Fund are allocated based on their respective net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.30% and 0.15% of average daily net assets for Investment Class and Institutional Class shares, respectively, computed and accrued daily and payable monthly. For the year ended December 31, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Amount Waived by ICCC	Unpaid at December 31, 2002
Investment Class	$ 13,637	$ 13,637	$ -
Institutional Class	2,469	2,469	-

For the year ended December 31, 2002, the Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each Class as follows: Investment Class 0.90% and Institutional Class 0.75% including expenses of the Portfolio.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	105,839	$ 902,346	364,270	$ 3,750,151
Institutional Class	35,403	323,220	273,897	2,736,059
		$ 1,225,566		$ 6,486,210
Shares issued to shareholders in reinvestment of distributions
Investment Class	12,829	$ 93,523	-	$ -
Institutional Class	3,975	29,097	-	-
		$ 122,620		$ -
Shares redeemed
Investment Class	(216,466)	$ (1,899,037)	(239,643)	$ (2,283,266)
Institutional Class	(190,148)	(1,611,654)	(62,386)	(623,239)
		$ (3,510,691)		$ (2,906,505)
Net increase (decrease)
Investment Class	(97,798)	$ (903,168)	124,627	$ 1,466,885
Institutional Class	(150,770)	(1,259,337)	211,511	2,112,820
		$ (2,162,505)		$ 3,579,705

D. Liquidation

On December 17, 2002, the Board of Trustees approved closing and liquidating the Fund. Effective immediately, the Fund is closed to new investors. The Fund will be liquidated on or about March 31, 2003. On that day, shareholders invested in the Fund will be automatically redeemed from the Fund. Prior to the Fund's liquidation date, shareholders may exercise the option to exchange their shares for comparable shares in another fund in the Scudder family.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of BT Investment Funds and
the Shareholders of Quantitative Equity Fund

We have audited the accompanying statement of assets and liabilities of Quantitative Equity Fund, one of a series of the BT Investment Funds (the "Trust"), as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quantitative Equity Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 21, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 37% of the income dividends paid during the Fund's fiscal year ended December 31, 2002, qualified for the dividends received deduction.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Quantitative Equity Fund (the "Fund"), a series of BT Investment Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust and the Fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	466,155,724	1,083,534
S. Leland Dill	466,147,073	1,092,185
Martin J. Gruber	466,192,126	1,047,132
Richard T. Hale	466,183,160	1,056,098
Joseph R. Hardiman	466,195,322	1,043,936
Richard J. Herring	466,192,962	1,046,296
Graham E. Jones	466,128,431	1,110,827
Rebecca W. Rimel	466,191,436	1,047,822
Philip Saunders, Jr.	466,148,222	1,091,036
William N. Searcy	466,148,226	1,091,032
Robert H. Wadsworth	466,193,006	1,046,252

Trustees and Officers

The following individuals hold the same position with the Fund and the BT Investment Portfolios.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Investment Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 59.9%
Consumer Discretionary 7.1%
Auto Components 0.1%
Dana Corp.	48	564
Delphi Corp.	201	1,618
Goodyear Tire & Rubber Co.	53	361
Johnson Controls, Inc.	32	2,565
Visteon Corp.	17	118
		5,226
Automobiles 0.4%
Ford Motor Co.	594	5,524
General Motors Corp.	184	6,782
Harley-Davidson, Inc.	101	4,666
		16,972
Hotel Restaurants & Leisure 0.4%
Carnival Corp. "A"	196	4,890
Darden Restaurants, Inc.	39	798
Harrah's Entertainment, Inc.*	42	1,663
Hilton Hotels Corp.	97	1,233
International Game Technology*	32	2,429
Marriott International, Inc. "A"	85	2,794
Starbucks Corp.*	132	2,690
Starwood Hotels & Resorts Worldwide, Inc.	59	1,401
Wendy's International, Inc.	44	1,191
YUM! Brands, Inc.*	83	2,010
		21,099
Household Durables 0.3%
Black & Decker Corp.	32	1,372
Centex Corp.	24	1,205
Fortune Brands, Inc.	55	2,558
Leggett & Platt, Inc.	49	1,100
Maytag Corp.	17	485
Newell Rubbermaid, Inc.	93	2,821
Pulte Homes, Inc.	20	957
The Stanley Works	34	1,176
Whirlpool Corp.	27	1,410
		13,084
Internet & Catalog Retailing 0.1%
eBay, Inc.*	87	5,900
Leisure Equipment & Products 0.1%
Brunswick Corp.	18	357
Eastman Kodak Co.	83	2,908
Hasbro, Inc.	36	416
Mattel, Inc.	146	2,796
		6,477
Media 2.2%
AOL Time Warner, Inc.*	1,404	18,392
Clear Channel Communications, Inc.*	193	7,197
Comcast Corp. "A"*	697	16,428
Dow Jones & Co., Inc.	19	821
Gannett Co., Inc.	89	6,390
Interpublic Group of Companies, Inc.	107	1,507
Knight-Ridder, Inc.	21	1,328
McGraw-Hill, Inc.	68	4,110
Meredith Corp.	8	329
New York Times Co. "A"	54	2,469
Omnicom Group, Inc.	62	4,005
TMP Worldwide, Inc.*	38	430
Tribune Co.	102	4,637
Univision Communications, Inc. "A"*	65	1,593
Viacom, Inc. "B"*	555	22,622
Walt Disney Co.	666	10,862
		103,120
Multiline Retail 2.2%
Albertsons, Inc.	122	2,716
Big Lots, Inc.*	27	357
Costco Wholesale Corp.*	151	4,237
Dillard's, Inc. "A"	19	301
Dollar General Corp.	114	1,362
Family Dollar Stores, Inc.	63	1,966
Federated Department Stores, Inc.*	58	1,668
J.C. Penny Co., Inc.	94	2,163
Kohls Corp.*	102	5,707
Nordstrom, Inc.	32	607
Sears, Roebuck & Co.	105	2,515
Target Corp.	281	8,430
The May Department Stores Co.	102	2,344
Wal-Mart Stores, Inc.	1,409	71,169
		105,542
Specialty Retail 1.1%
AutoZone, Inc.*	34	2,402
Bed Bath & Beyond, Inc.*	98	3,384
Best Buy Co., Inc.*	97	2,343
Circuit City Stores - Circuit City Group	68	505
Home Depot, Inc.	748	17,922
Lowe's Companies, Inc.	241	9,038
Office Depot, Inc.*	83	1,225
RadioShack Corp.	48	900
Sherwin-Williams Co.	38	1,074
Staples, Inc.*	162	2,965
The Gap, Inc.	263	4,082
Tiffany & Co.	38	909
TJX Companies, Inc.	174	3,396
Toys ''R'' Us, Inc.*	82	820
		50,965
Textiles, Apparel & Luxury Goods 0.2%
Jones Apparel Group, Inc.*	34	1,205
NIKE, Inc. "B"	90	4,002
Reebok International Ltd.*	8	235
The Limited, Inc.	176	2,452
VF Corp.	27	973
		8,867
Consumer Staples 5.3%
Beverages 1.7%
Adolph Coors Co. "B"	12	735
Anheuser-Busch Companies, Inc.	287	13,891
Brown-Forman Corp. "B"	15	980
Coca-Cola Co.	782	34,267
Coca-Cola Enterprises, Inc.	153	3,323
Pepsi Bottling Group, Inc.	99	2,544
PepsiCo, Inc.	553	23,348
		79,088
Food & Drug Retailing 0.6%
CVS Corp.	116	2,897
Kroger Co.*	264	4,079
Safeway, Inc.*	160	3,738
Supervalu, Inc.	32	528
Sysco Corp.	224	6,673
Walgreen Co.	333	9,720
Winn-Dixie Stores, Inc.	32	489
		28,124
Food Products 0.9%
Archer-Daniels-Midland Co.	187	2,319
Campbell Soup Co.	116	2,723
ConAgra Foods, Inc.	184	4,602
General Mills, Inc.	121	5,681
H.J. Heinz Co.	121	3,977
Hershey Foods Corp.	37	2,495
Kellogg Co.	142	4,866
McDonald's Corp.	407	6,545
Sara Lee Corp.	269	6,055
Wm Wrigley Jr. Co.	63	3,457
		42,720
Household Products 1.2%
Clorox Co.	81	3,341
Colgate-Palmolive Co.	173	9,070
Kimberly-Clark Corp.	171	8,117
Procter & Gamble Co.	408	35,064
		55,592
Personal Products 0.3%
Alberto-Culver Co. "B"	13	655
Avon Products, Inc.	70	3,771
Gillette Co.	347	10,535
		14,961
Tobacco 0.6%
Philip Morris Companies, Inc.	686	27,804
R.J. Reynolds Tobacco Holdings, Inc.	30	1,263
UST, Inc.	43	1,437
		30,504
Energy 3.3%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	92	2,961
BJ Services Co.*	58	1,874
Halliburton Co.	156	2,919
Nabors Industries Ltd.*	54	1,905
Noble Corp.*	44	1,547
Rowan Companies, Inc.*	41	931
Schlumberger Ltd.	175	7,366
Transocean Sedco Forex, Inc.	91	2,111
		21,614
Oil & Gas 2.8%
Amerada Hess Corp.	23	1,266
Anadarko Petroleum Corp.	71	3,401
Apache Corp.	50	2,850
Ashland, Inc.	13	371
Burlington Resources, Inc.	55	2,346
ChevronTexaco Corp.	333	22,138
ConocoPhillips	222	10,744
Devon Energy Corp.	52	2,387
Exxon Mobil Corp.	2,145	74,946
Kerr-McGee Corp.	24	1,063
Marathon Oil Corp.	114	2,427
Occidental Petroleum Corp.	134	3,812
Sunoco, Inc.	19	630
Unocal Corp.	78	2,385
		130,766
Financials 11.3%
Banks 4.4%
AmSouth Bancorp.	96	1,843
Bank of America Corp.	483	33,602
Bank of New York Co., Inc.	218	5,223
Bank One Corp.	363	13,268
BB&T Corp.	165	6,103
Charter One Financial, Inc.	87	2,504
Comerica, Inc.	64	2,767
Fifth Third Bancorp.	193	11,300
First Tennessee National Corp.	30	1,078
FleetBoston Financial Corp.	352	8,554
Golden West Financial Corp.	55	3,950
Huntington Bancshares, Inc.	102	1,908
J.P. Morgan Chase & Co.	619	14,856
KeyCorp.	154	3,872
Marshall & Ilsley Corp.	54	1,479
Mellon Financial Corp.	127	3,316
National City Corp.	205	5,601
North Fork Bancorp., Inc.	61	2,058
Northern Trust Corp.	78	2,734
PNC Financial Services Group	78	3,268
Regions Financial Corp.	59	1,968
SouthTrust Corp.	126	3,131
SunTrust Banks, Inc.	98	5,578
Synovus Financial Corp.	80	1,552
Union Planters Corp.	49	1,379
US Bancorp.	608	12,902
Wachovia Corp.	448	16,325
Washington Mutual, Inc.	297	10,255
Wells Fargo & Co.	535	25,075
Zions Bancorp.	36	1,417
		208,866
Diversified Financials 3.9%
American Express Co.	415	14,670
Bear Stearns Companies, Inc.	37	2,198
Capital One Finance Corp.	64	1,902
Charles Schwab Corp.	418	4,535
Citigroup, Inc.	1,628	57,289
Countrywide Financial Corp.	36	1,859
Fannie Mae	312	20,071
Franklin Resources, Inc.	91	3,101
Freddie Mac	223	13,168
Goldman Sachs Group, Inc.	147	10,011
Household International, Inc.	139	3,866
Lehman Brothers Holdings, Inc.	73	3,890
MBNA Corp.	425	8,074
Merrill Lynch & Co., Inc.	268	10,171
Moody's Corp.	49	2,023
Morgan Stanley	343	13,693
Providian Financial Corp.*	160	1,038
SLM Corp.	52	5,401
State Street Corp.	94	3,666
Stilwell Financial, Inc.	79	1,033
		181,659
Insurance 2.8%
ACE Ltd.	75	2,201
AFLAC, Inc.	174	5,241
Allstate Corp.	236	8,730
AMBAC Financial Group, Inc.	38	2,137
American International Group, Inc.	825	47,726
Aon Corp.	76	1,436
Chubb Corp.	48	2,506
Cincinnati Financial Corp.	50	1,878
Hartford Financial Services Group, Inc.	84	3,816
Jefferson-Pilot Corp.	38	1,448
John Hancock Financial Services, Inc.	103	2,874
Lincoln National Corp.	67	2,116
Loews Corp.	68	3,023
Marsh & McLennan Companies, Inc.	166	7,671
MBIA, Inc.	41	1,798
MetLife, Inc.	235	6,354
MGIC Investment Corp.	38	1,569
Principal Financial Group, Inc.	122	3,676
Progressive Corp.	64	3,176
Prudential Financial, Inc.	196	6,221
Safeco Corp.	53	1,838
St. Paul Companies, Inc.	69	2,349
Torchmark Corp.	28	1,023
Travelers Property Casualty Corp. "B"*	321	4,695
UnumProvident Corp.	64	1,123
XL Capital Ltd. "A"	38	2,936
		129,561
Real Estate 0.2%
Equity Office Properties Trust (REIT)	134	3,347
Equity Residential Properties Trust (REIT)	69	1,696
Plum Creek Timber Co., Inc. (REIT)	46	1,086
Simon Property Group, Inc. (REIT)	71	2,419
		8,548
Health Care 8.1%
Biotechnology 0.6%
Amgen, Inc.*	403	19,481
Biogen, Inc.*	51	2,043
Chiron Corp.*	66	2,482
Genzyme Corp. (General Division)*	73	2,159
MedImmune, Inc.*	83	2,255
		28,420
Health Care Equipment & Supplies 1.0%
Applera Corp. - Applied Biosystems Group	58	1,017
Bausch & Lomb, Inc.	24	864
Baxter International, Inc.	191	5,348
Becton, Dickinson & Co.	92	2,823
Biomet, Inc.	94	2,694
Boston Scientific Corp.*	129	5,485
Guidant Corp.*	92	2,838
Medtronic, Inc.	378	17,237
St. Jude Medical, Inc.*	49	1,946
Stryker Corp.	67	4,497
Zimmer Holdings, Inc.*	54	2,242
		46,991
Health Care Providers & Services 0.9%
Aetna, Inc.	43	1,768
AmerisourceBergen Corp.	36	1,955
Anthem, Inc.*	40	2,516
Cardinal Health, Inc.	142	8,405
CIGNA Corp.	40	1,645
HCA, Inc.	169	7,014
Health Management Associates, Inc.	89	1,593
HEALTHSOUTH Corp.*	142	596
Humana, Inc.*	39	390
IMS Health, Inc.	98	1,568
Manor Care, Inc.*	22	409
McKesson Corp.	98	2,649
Tenet Healthcare Corp.*	162	2,657
UnitedHealth Group, Inc.	94	7,849
Wellpoint Health Networks, Inc.*	43	3,060
		44,074
Pharmaceuticals 5.6%
Abbott Laboratories	502	20,080
Allergan, Inc.	41	2,362
Bristol-Myers Squibb Co.	626	14,492
Eli Lilly & Co.	356	22,606
Forest Laboratories, Inc.*	53	5,206
Johnson & Johnson	952	51,132
King Pharmaceuticals, Inc.*	72	1,238
Merck & Co., Inc.	713	40,363
Pfizer, Inc.	1,979	60,498
Pharmacia Corp.	417	17,431
Schering-Plough Corp.	477	10,589
Watson Pharmaceuticals, Inc.*	26	735
Wyeth	430	16,082
		262,814
Industrials 6.3%
Aerospace & Defense 1.0%
Boeing Co.	273	9,006
General Dynamics Corp.	60	4,762
Goodrich Corp.	23	421
Honeywell International, Inc.	267	6,408
Lockheed Martin Corp.	140	8,085
Northrop Grumman Corp.	57	5,539
Raytheon Co.	134	4,121
Rockwell Collins, Inc.	49	1,140
United Technologies Corp.	155	9,601
		49,083
Air Freight & Logistics 0.6%
FedEx Corp.	93	5,042
United Parcel Service, Inc. "B"	360	22,709
		27,751
Airlines 0.1%
AMR Corp.*	56	370
Delta Air Lines, Inc.	29	351
Southwest Airlines Co.	266	3,697
		4,418
Building Products 0.1%
American Standard Companies, Inc.*	26	1,850
Masco Corp.	153	3,221
		5,071
Commercial Services & Supplies 1.1%
Allied Waste Industries, Inc.*	36	360
Apollo Group, Inc. "A"*	60	2,640
Automatic Data Processing, Inc.	204	8,007
Avery Dennison Corp.	41	2,504
Cendant Corp.*	317	3,322
Cintas Corp.	59	2,699
Concord EFS, Inc.*	171	2,692
Convergys Corp.*	64	970
Equifax, Inc.	35	810
First Data Corp.	236	8,357
Fiserv, Inc.*	67	2,275
H&R Block, Inc.	62	2,492
Paychex, Inc.	128	3,571
Pitney Bowes, Inc.	83	2,711
R.R. Donnelley & Sons Co.	24	522
Robert Half International, Inc.*	60	967
Sabre Holdings Corp.*	39	706
Waste Management, Inc.	207	4,744
		50,349
Construction & Engineering 0.0%
Fluor Corp.	17	476
Electrical Equipment 0.2%
American Power Conversion Corp.*	73	1,106
Emerson Electric Co.	135	6,865
Molex, Inc.	70	1,613
Rockwell Automation, Inc.	44	911
		10,495
Industrial Conglomerates 2.2%
3M Co.	120	14,798
General Electric Co.	3,151	76,727
Textron, Inc.	37	1,591
Tyco International Ltd.	626	10,692
		103,808
Machinery 0.7%
Caterpillar, Inc.	102	4,663
Cummins, Inc.	19	534
Danaher Corp.	51	3,351
Deere & Co.	72	3,301
Dover Corp.	61	1,779
Eaton Corp.	26	2,031
Illinois Tool Works, Inc.	103	6,681
Ingersoll-Rand Co. "A"	61	2,627
ITT Industries, Inc.	33	2,003
PACCAR, Inc.	43	1,984
Pall Corp.	26	434
Parker-Hannifin Corp.	44	2,030
		31,418
Road & Rail 0.3%
Burlington Northern Santa Fe Corp.	135	3,511
CSX Corp.	76	2,152
Norfolk Southern Corp.	109	2,179
Union Pacific Corp.	77	4,610
		12,452
Trading Companies & Distributors 0.0%
Genuine Parts Co.	44	1,355
W.W. Grainger, Inc.	28	1,443
		2,798
Information Technology 7.8%
Communications Equipment 1.1%
ADC Telecommunications, Inc.*	269	562
Avaya, Inc.*	89	218
CIENA Corp.*	155	797
Cisco Systems, Inc.*	2,319	30,379
Comverse Technologies, Inc.*	63	631
Corning, Inc.*	337	1,115
JDS Uniphase Corp.*	464	1,146
Lucent Technologies, Inc.*	1,132	1,426
Motorola, Inc.	710	6,142
QUALCOMM, Inc.*	240	8,734
Scientific-Atlanta, Inc.	53	629
Tellabs, Inc.*	149	1,083
		52,862
Computers & Peripherals 2.0%
Apple Computer, Inc.*	122	1,748
Dell Computer Corp.*	819	21,900
EMC Corp.*	690	4,237
Gateway, Inc.*	135	424
Hewlett-Packard Co.	973	16,891
International Business Machines Corp.	541	41,928
Lexmark International, Inc.*	37	2,239
NCR Corp.*	39	926
Network Appliance, Inc.*	116	1,160
Sun Microsystems, Inc.*	1,002	3,116
		94,569
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	140	2,514
Jabil Circuit, Inc.*	56	1,004
Sanmina Corp.*	185	831
Solectron Corp.*	219	777
Symbol Technologies, Inc.	59	485
Tektronix, Inc.*	20	364
Thermo Electron Corp.*	41	825
Waters Corp.*	32	697
		7,497
Internet Software & Services 0.1%
Yahoo!, Inc.*	198	3,237
IT Consulting & Services 0.2%
Computer Sciences Corp.*	49	1,688
Electronic Data Systems Corp.	147	2,709
SunGard Data Systems, Inc.*	80	1,885
Unisys Corp.*	85	842
		7,124
Office Electronics 0.0%
Xerox Corp.*	251	2,021
Semiconductor Equipment & Products 1.5%
Advanced Micro Devices, Inc.*	123	795
Altera Corp.*	133	1,641
Analog Devices, Inc.*	110	2,626
Applied Materials, Inc.*	511	6,658
Applied Micro Circuits Corp.*	105	387
Broadcom Corp. "A"*	90	1,355
Intel Corp.	2,119	32,993
KLA-Tencor Corp.*	63	2,228
Linear Technology Corp.	100	2,572
LSI Logic Corp.*	115	664
Maxim Integrated Products, Inc.	98	3,238
Micron Technology, Inc.*	185	1,802
National Semiconductor Corp.*	61	916
Novellus Systems, Inc.*	51	1,432
NVIDIA Corp.*	53	610
PMC-Sierra, Inc.*	55	306
QLogic Corp.*	32	1,104
Teradyne, Inc.*	65	846
Texas Instruments, Inc.	544	8,165
Xilinx, Inc.*	113	2,328
		72,666
Software 2.7%
Adobe Systems, Inc.	70	1,744
BMC Software, Inc.*	83	1,420
Citrix Systems, Inc.*	63	776
Computer Associates International, Inc.	170	2,295
Compuware Corp.*	129	619
Electronic Arts, Inc.*	41	2,041
Intuit, Inc.*	69	3,237
Microsoft Corp.*	1,719	88,872
Novell, Inc.*	187	625
Oracle Corp.*	1,759	18,997
Parametric Technology Corp.*	116	292
PeopleSoft, Inc.*	106	1,940
Rational Software Corp.*	74	769
Siebel Systems, Inc.*	139	1,029
VERITAS Software Corp.*	123	1,921
		126,577
Materials 1.5%
Chemicals 0.9%
Air Products & Chemicals, Inc.	79	3,377
Dow Chemical Co.	300	8,910
E.I. du Pont de Nemours & Co.	325	13,780
Eastman Chemical Co.	16	588
Ecolab, Inc.	33	1,634
Engelhard Corp.	52	1,162
International Flavors & Fragrances, Inc.	20	702
Monsanto Co.	71	1,369
PPG Industries, Inc.	59	2,959
Praxair, Inc.	55	3,177
Rohm & Haas Co.	74	2,404
Sigma-Aldrich Corp.	30	1,461
		41,523
Construction Materials 0.0%
Vulcan Materials Co.	24	900
Containers & Packaging 0.2%
Ball Corp.	13	665
Bemis Company, Inc.	10	496
International Paper Co.	162	5,665
Pactiv Corp.*	47	1,027
Sealed Air Corp.*	20	746
Temple-Inland, Inc.	22	986
		9,585
Metals & Mining 0.3%
Alcoa, Inc.	280	6,378
Freeport-McMoRan Copper & Gold, Inc. "B"*	60	1,007
Newmont Mining Corp.	119	3,455
Nucor Corp.	29	1,198
United States Steel Corp.	19	249
		12,287
Paper & Forest Products 0.1%
Boise Cascade Corp.	12	303
Georgia-Pacific Corp.	83	1,341
MeadWestvaco Corp.	57	1,408
Weyerhaeuser Co.	75	3,691
		6,743
Telecommunication Services 2.3%
Diversified Telecommunication Services 2.1%
ALLTEL Corp.	105	5,355
AT&T Corp.	245	6,397
BellSouth Corp.	585	15,134
CenturyTel, Inc.	36	1,058
Citizens Communications Co.*	65	686
Qwest Communications International, Inc.*	572	2,860
SBC Communications, Inc.	1,064	28,845
Sprint Corp.*	295	4,272
Verizon Communications, Inc.	856	33,170
		97,777
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	889	5,023
Nextel Communications, Inc. "A"*	275	3,176
Sprint Corp. (PCS Group)	299	1,310
		9,509
Utilities 1.5%
Electric Utilities 1.1%
Allegheny Energy, Inc.	45	340
Ameren Corp.	35	1,455
American Electric Power Co.	124	3,389
CenterPoint Energy, Inc.	117	995
CINergy Corp.	40	1,349
CMS Energy Corp.	59	557
Consolidated Edison, Inc.	79	3,383
Dominion Resources, Inc.	95	5,216
DTE Energy Co.	64	2,970
Edison International*	92	1,090
Entergy Corp.	82	3,738
Exelon Corp.	93	4,908
FirstEnergy Corp.	81	2,671
FPL Group, Inc.	47	2,826
PG&E Corp.*	105	1,460
Pinnacle West Capital Corp.	14	477
Progress Energy, Inc.	60	2,601
Public Service Enterprise Group, Inc.	52	1,669
Southern Co.	241	6,842
TECO Energy, Inc.	33	511
TXU Corp.	90	1,681
Xcel Energy, Inc.	139	1,529
		51,657
Gas Utilities 0.2%
El Paso Corp.	173	1,204
KeySpan Corp.	47	1,656
Kinder Morgan, Inc.	44	1,860
NiSource, Inc.	51	1,020
Sempra Energy	86	2,034
		7,774
Multi-Utilities & Unregulated Power 0.2%
AES Corp.*	125	378
Calpine Corp.*	150	489
Duke Energy Corp.	279	5,452
Dynegy, Inc. "A"	52	61
Mirant Corp.*	161	304
Williams Companies, Inc.	220	594
		7,278
Other 5.4%
iShares S&P 500 Index Fund	1,500	132,525
Standard & Poor's 500 Depository Receipt Trust (SPDRs)	1,400	123,522
		256,047
Total Common Stocks (Cost $3,059,286)		2,817,306

	Principal Amount ($)	Value ($)

Cash Equivalents 25.5%
US Treasury Bill:
1.145%, 3/20/2003 (c)	1,000,000	997,465
1.145%, 1/23/2003	200,000	199,867
Total Cash Equivalents (Cost $1,197,320)		1,197,332

	Shares	Value ($)

Investments in Affiliated Investment Companies 14.6%
Cash Management Fund Institutional, 1.28% (b) (Cost $686,640)	686,640	686,640
Total Investment Portfolio - 100.0% (Cost $4,943,246) (a)		4,701,278

* Non-income producing security.
(a) The cost for federal income tax purposes was $5,032,149. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $330,871. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $130,867 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $461,738.
(b) Cash Management Fund Institutional is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(c) At December 31, 2002, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts..
At December 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini S&P 500 Index	3/21/2003	3	132,765	131,850	(915)
S&P 500 Index	3/20/2003	8	1,812,448	1,757,800	(54,648)
Total unrealized depreciation on open futures contracts					(55,563)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $4,943,246)	$ 4,701,278
Cash	28
Dividends receivable	5,390
Receivable for shares of beneficial interest subscribed	5,137
Receivable for daily variation margin on open futures contracts	3,189
Due from Advisor	420
Total assets	4,715,442
Liabilities
Other accrued expenses and payables	38,257
Total liabilities	38,257
Net assets, at value	$ 4,677,185

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Dividends (net of foreign taxes withheld of $65)	$ 46,825
Interest	57,673
Total income	104,498
Expenses: Advisory fee	30,913
Administrator service fee	3,097
Custodian fees	6,328
Auditing	31,013
Trustees' fees and expenses	8,661
Other	1,064
Total expenses, before expense reductions	81,076
Expense reductions	(43,980)
Total expenses, after expense reductions	37,096
Net investment income (loss)	67,402
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(63,076)
Futures	(1,046,542)
Foreign currency related transactions	(15)
(1,109,633)
Net unrealized appreciation (depreciation) during the period on: Investments	(540,845)
Futures	(36,996)
(577,841)
Net gain (loss) on investment transactions	(1,687,474)
Net increase (decrease) in net assets resulting from operations	$ (1,620,072)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 67,402	$ 168,503
Net realized gain (loss) on investment transactions	(1,109,633)	(1,727,856)
Net unrealized appreciation (depreciation) on investment transactions during the period	(577,841)	500,194
Net increase (decrease) in net assets resulting from operations	(1,620,072)	(1,059,159)
Capital transaction in shares of beneficial interest: Proceeds from capital invested	240,502	6,513,596
Value of capital withdrawn	(2,518,584)	(3,023,062)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(2,278,082)	3,490,534
Increase (decrease) in net assets	(3,898,154)	2,431,375
Net assets at beginning of period	8,575,339	6,143,964
Net assets at end of period	$ 4,677,185	$ 8,575,339

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	9	6
Ratio of expenses before expense reductions (%)	1.31	.86	1.65
Ratio of expenses after expense reductions (%)	.60	.60	.60
Ratio of net investment income (loss) (%)	1.09	1.96	2.42
Portfolio turnover rate (%)	21	253	451
Total Investment Return (%)	(22.79)	-	-

Notes to Financial Statements

A. Significant Accounting Policies

The Quantitative Equity Portfolio (the "Portfolio"), a series of the BT Investment Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Deutsche Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,334,640 and $777,834, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or "the Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.50% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. The Fund waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Deutsche Cash Management Fund Institutional. For the year ended December 31, 2002, the Advisor did not impose any of its Advisory fee.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2002, the Administrator did not impose any of its Administrator Service Fee.

Custodian. Deutsche Bank Trust Company Americas ("DBT Co."), an affiliate of the Advisor and Administrator, is the Fund and Portfolio's custodian. For its services, DBT Co. received $6,328 in fees for the year ended December 31, 2002.

Other. The Portfolio may invest in Deutsche Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for attended board and committee meetings.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

E. Subsequent Event

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included US custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Fund and the Portfolio (collectively the "Funds"). DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of BT Investment Portfolios and
the Shareholders of Quantitative Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Quantitative Equity Portfolio (the "Portfolio"), a series of the BT Investment Portfolios, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Portfolio's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quantitative Equity Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 21, 2003	/s/ Ernst & Young LLP

Shareholder Meeting Results

A Special Meeting of Shareholders of Quantitative Equity Portfolio (the "Portfolio"), a series of BT Investment Portfolios (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust and the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	3,697,262,150	498,165
S. Leland Dill	3,688,253,771	9,506,544
Martin J. Gruber	3,697,262,023	498,292
Richard T. Hale	3,697,259,610	500,705
Joseph R. Hardiman	3,697,261,307	499,008
Richard J. Herring	3,697,261,263	499,052
Graham E. Jones	3,688,253,771	9,506,544
Rebecca W. Rimel	3,697,261,390	498,925
Philip Saunders, Jr.	3,688,256,311	9,504,004
William N. Searcy	3,697,261,390	498,925
Robert H. Wadsworth	3,697,250,006	510,309

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the Fund's Portfolio, and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
3,691,354,660	417,884	5,987,771

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Auditors

Ernst & Young LLP

200 Claredon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes